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                                                                  EXHIBIT 10.3.2

                                                                  EXECUTION COPY

                          AMENDED AND RESTATED GUARANTY

          THIS AMENDED AND RESTATED GUARANTY (this "Guaranty"), is made and entered into as of February 17, 2006, by MOBILE MINI I, INC., an Arizona corporation, MOBILE MINI HOLDINGS, INC., a Delaware corporation, DELIVERY DESIGN SYSTEMS, INC., an Arizona corporation, MOBILE MINI, LLC, a Delaware limited liability company, MOBILE MINI, LLC, a California limited liability company, MOBILE MINI OF OHIO, LLC, a Delaware limited liability company, and MOBILE MINI TEXAS LIMITED PARTNERSHIP, LLP, a Texas limited liability partnership (each, together with each additional Subsidiary of Mobile Mini, Inc. which becomes a party hereto, a "Guarantor" and collectively, the "Guarantors"), in favor of the financial institutions and their successors and assigns (the "Lenders") which may now be or hereafter become parties to the Loan Agreement (as defined below), and DEUTSCHE BANK AG, NEW YORK BRANCH, for itself and as agent for the Lenders (the "Agent"; and together with the Lenders, the "Guaranteed Parties").

                                    RECITALS

          WHEREAS, Mobile Mini, Inc., a Delaware corporation (the "Borrower"), the parent of Guarantors, Fleet Capital Corporation ("Fleet"), as agent and as a lender, and certain other lenders (together with Fleet, the "Existing Lenders"), are parties to that certain Amended and Restated Loan and Security Agreement, dated as of February 11, 2002, and Amended and Restated as of June 26, 2003, and as further amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of January 14, 2004, that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of March 16, 2004 and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of August__, 2004 (collectively, the "Existing Loan Agreement"), providing for the extension of credit by the Existing Lenders to the Borrower; and

          WHEREAS, in connection with the Existing Loan Agreement, the Guarantors and Fleet executed that certain Guaranty Agreement dated as of February 11, 2002 (as amended prior to the date hereof, the "Existing Guaranty Agreement"); and

          WHEREAS, pursuant to that certain Second Amended and Restated Loan and Security Agreement dated as of even date hereof by and among the Borrower, the Agent and the Lenders (as such agreement may be further amended, extended, renewed, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), the Existing Loan Agreement is being amended and restated to, among other things, increase the maximum loan amount under the revolving credit facility and replace Fleet as agent with the Agent; and

          WHEREAS, as wholly-owned subsidiaries of Borrower, each Guarantor is materially interested in the financial success of Borrower; and

          WHEREAS, Borrower and Guarantors are involved in an inter-related business enterprise and will benefit from the financing provided by the Guaranteed Parties; and

          WHEREAS, pursuant to the Loan Agreement, the parties hereto desire to amend and restate the Existing Guaranty Agreement in its entirety as set forth herein; and

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          WHEREAS, the Lenders have required, as a condition to the extension of credit under the Loan Agreement, that the Guarantors execute and deliver this Guaranty.

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to extend credit under the Loan Agreement, each Guarantor agrees with the Agent for its benefit and the ratable benefit of the Lenders as follows:

                                    AGREEMENT

          1. DEFINITIONS AND CONSTRUCTION.

               1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                    "GUARANTEED OBLIGATIONS" means the Obligations owing by Borrower to the Guaranteed Parties, including interest that accrues after the commencement of a bankruptcy or insolvency proceeding or which would have accrued but for such proceeding and costs of collection and enforcement of such Obligations.

               1.2 CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Guaranteed Parties or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by each Guarantor, each of the Guaranteed Parties, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the Guaranteed Parties and Guarantors.

          2. GUARANTEED OBLIGATIONS. Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guarantees to the Guaranteed Parties, as and for its own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of such Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement and in each of the other Loan Documents.

          The liability of Guarantors under this Guaranty shall be joint and several and may be enforced against each Guarantor without regard to whether enforcement is sought or available against any other Guarantor.

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          3. CONTINUING GUARANTY. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. Each Guarantor hereby absolutely, knowingly, unconditionally, and expressly waives and agrees not to assert any right it has under Section 2815 of the California Civil Code, or otherwise, to revoke this Guaranty as to future indebtedness.

          4. PERFORMANCE UNDER THIS GUARANTY. In the event that Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantors immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law. Each Guarantor agrees that it is directly, and jointly and severally with any other Guarantor of the Guaranteed Obligations, liable to the Guaranteed Parties, that the obligations of each Guarantor hereunder are independent of the obligations of Borrower or any other Guarantor, and that a separate action may be brought against such Guarantor whether such action is brought against Borrower or any other Guarantor or whether Borrower or any such other guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Guaranteed Parties of whatever remedies they may have against Borrower or any other Guarantor, or the enforcement of any lien or realization upon any security the Guaranteed Parties may at any time possess. Each Guarantor agrees that any release which may be given by any Guaranteed Party to Borrower or any other Guarantor shall not release such Guarantor. Each Guarantor consents and agrees that the Guaranteed Parties shall be under no obligation (under Sections 2899 or 3433 of the California Civil Code or otherwise) to marshal any assets of Borrower or any other Guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

          6. WAIVERS.

               6.1 Each Guarantor absolutely, unconditionally, knowingly, and expressly waives:

                    (a) (a) notice of acceptance hereof; (b) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (c) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor's right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (d) notice of any adverse change in the financial condition of Borrower or any other Guarantor or of any other fact that might increase such Guarantor's risk hereunder; (e) notice of presentment for payment, demand, protest, and

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notice thereof as to any instruments among the Loan Documents; (f) notice of any unmatured event of default or event of default under the Loan Agreement; and (g) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under any Loan Document to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

                    (b) its right, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require the Guaranteed Parties to institute suit against, or to exhaust any rights and remedies which the Guaranteed Parties have or may have against, Borrower or any third party, or against any collateral for the Guaranteed Obligations provided by Borrower, such Guarantor, or any other Guarantor or any third party. In this regard, such Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to the Guaranteed Parties by such Guarantor. Such Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                    (c) (a) any rights to assert against any of the Guaranteed Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to such Guaranteed Party; (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefore or for this Guaranty; (c) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of any Guaranteed Party's rights or remedies against Borrower or any other Guarantor; the alteration by any Guaranteed Party of the Guaranteed Obligations; any discharge of the Borrower's or any other Guarantor's obligations to any Guaranteed Party by operation of law as a result of such Guaranteed Party's intervention or omission; or the acceptance by any Guaranteed Party of anything in partial satisfaction of the Guaranteed Obligations; (d) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

               6.2 Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by any of the Guaranteed Parties including any defense based upon an election of remedies by any Guaranteed Party under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by any Guaranteed Party under Bankruptcy Code
Section 1111(b) to limit the amount of, or any collateral securing, its claim against the Borrower. Pursuant to California Civil Code Section 2856(b):

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                    "Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise."

If any of the Guaranteed Obligations or any obligations of a Guarantor hereunder at any time are secured by a mortgage or deed of trust upon real property, the Guaranteed Parties may elect, in their sole discretion and except as otherwise provided in the Loan Documents, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of such Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Each Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Guaranteed Parties nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would prevent the Guaranteed Parties from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against any of the Guaranteed Parties any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by the Guaranteed Parties nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty.

               6.3 To the extent that any Guarantor shall repay any of the Guaranteed Obligations, it shall be entitled to contribution and indemnification from, and to be reimbursed by, each other Guarantor, but all such claims of contributions, indemnification and reimbursement shall be subordinate in right of payment to the prior indefeasible payment in full, in cash, of the Guaranteed Obligations. Notwithstanding the foregoing, until such time as all of the Guaranteed Obligations have been fully, finally, and indefeasibly paid in full in cash: (a) each Guarantor hereby postpones any right of subrogation such Guarantor has or may have as against Borrower or any other Guarantor of the Obligations of Borrower with respect to the Guaranteed Obligations; (b) each Guarantor hereby postpones any right to proceed against Borrower or any other Guarantor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which such Guarantor may now have or hereafter have as against Borrower or any other Guarantor with respect to the Guaranteed Obligations; and (c) each Guarantor also hereby postpones any right to proceed or seek recourse against or with respect to any property or asset of Borrower or any other Guarantor.

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               6.4 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER
PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820,
2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL
PROCEDURE SECTIONS 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

          7. RELEASES. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Guaranteed Parties may, by action or inaction and in accordance with any applicable provisions of the Loan Documents:

               7.1 compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

               7.2 release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower in respect thereof;

               7.3 amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

               7.4 add (or fail to add), release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release (by action or inaction), or waive any security for the Guaranteed Obligations (including, the collateral referred to in Section 14 hereof) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

          8. NO ELECTION. The Guaranteed Parties shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein, and no election by any Guaranteed Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Guaranteed Parties' right to proceed in any other form of action or proceeding or against other parties unless the Guaranteed Parties have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Guaranteed Party under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that the Guaranteed Parties finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9. INDEFEASIBLE PAYMENT. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Guaranteed Parties are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be

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fraudulent or preferential. In the event that, for any reason, any portion of such payments to the Guaranteed Parties is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and the Guarantors shall be liable for the full amount the Guaranteed Parties are required to repay plus any and all reasonable out-of-pocket costs and expenses (including attorneys' fees) paid by the Guaranteed Parties in connection therewith.

          10. SUBORDINATION. Each Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to such Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever, other than payments consistent with the past practices of Borrower or otherwise consented to by Agent, which consent shall not be unreasonably withheld, shall be made with respect to such indebtedness until the Guaranteed Obligations have been paid in full.

          11. PAYMENTS; APPLICATION. All payments to be made hereunder by each Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by each Guarantor hereunder shall be applied as follows: first, to all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Guaranteed Parties in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Guaranteed Parties constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

          12. INDEMNIFICATION. Each Guarantor agrees to indemnify each of the Guaranteed Parties and hold each of the Guaranteed Parties harmless against all obligations, demands, or liabilities asserted by any party and against all losses in any way suffered, incurred, or paid by any Guaranteed Party as a result of or in any way arising in connection with this Agreement, unless such obligations, demand, liabilities or losses shall be due to willful misconduct or gross negligence on the part of such Guaranteed Party.

          13. BOOKS AND RECORDS. Each Guarantor agrees that the Guaranteed Parties' books and records showing the account between the Guaranteed Parties and Borrower shall be admissible in any action or proceeding and shall be binding upon such Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

          14. COLLATERAL. The obligations of each Guarantor hereunder are secured, as provided in the Amended and Restated Subsidiary Security Agreement, of even date herewith, executed by such Guarantor in favor of the Agent, and the other Loan Documents to which such Guarantor is a party.

          15. RIGHT OF SETOFF. Except to the extent prohibited by applicable law, and in addition to and not in limitation of all rights of offset that any Guaranteed Party or other holder of a Note may have under applicable law or under any Loan Documents, each Guaranteed Party or other holder of a Note shall upon the occurrence of any Event of Default and whether or not

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such Guaranteed Party or such holder has made any demand or the Guarantors'
obligations are matured, have the right to appropriate and apply to the payment of the Guarantors' obligations hereunder, all deposits (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Guaranteed Party or other holder to the Guarantors, whether or not related to this Guaranty or any transaction hereunder.

          16. AMENDMENTS. Any amendment or waiver of any provision of this Guaranty and any consent to any departure by any Guarantor from any provision of this Guaranty shall be effective only if made or given in compliance with all of the terms and provisions of Section 10.10 of the Loan Agreement.

          17. EXPENSES. Each Guarantor shall promptly pay to the Agent, for the ratable benefit of the Guaranteed Parties, the amount of any and all reasonable out-of-pocket costs and expenses of the Guaranteed Parties (both before and after the execution hereof) in connection with any matters contemplated by or arising out of this Guaranty or any of the Loan Documents whether (a) to prepare, negotiate or execute (i) any amendment to, modification of or extension of this Guaranty or any other Loan Document to which such Guarantor is a party or (ii) any instrument, document or agreement in connection with any sale or attempted sale of any interest herein to any participant, (b) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings necessary to protect or enforce the rights of the Guaranteed Parties under this Guaranty or any other Loan Document, (c) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) necessary to protect the rights of the Guaranteed Parties under this Guaranty or any other Loan Document or to respond to any subpoena, deposition or interrogatory with respect to any litigation involving such Guarantor, or (d) to attempt to enforce or to enforce any rights of the Guaranteed Parties to collect any of the Guaranteed Obligations, including all reasonable out-of-pocket fees and expenses of attorneys and paralegals (including charges for inside counsel).

          18. HEADINGS. The headings in this Guaranty are for purposes of reference only and shall not otherwise affect the meaning or construction of any provision of this Guaranty.

          19. SEVERABILITY. The provisions of this Guaranty are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Guaranty in any jurisdiction.

          20. NOTICES. All notices, approvals, consents or other communications to Agent required or desired to be given hereunder shall be in the form and manner, and delivered to Agent at its addresses, as set forth in Section 11.8 of the Loan Agreement. All notices, approvals, consents or other communications to Guarantors required or desired to be given hereunder shall be in the form and manner, and delivered to Borrower at its addresses, as set forth in Section 11.8 of the Loan Agreement.

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          21. REMEDIES CUMULATIVE. Each right, power and remedy of the
Guaranteed Parties provided in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by the Guaranteed Parties of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Guaranteed Parties of all such other rights, powers or remedies, and no failure or delay on the part of the Guaranteed Parties to exercise any such right, power or remedy shall operate as a waiver thereof.

          22. FINAL EXPRESSION. This Guaranty, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of the Guaranty and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          23. ASSIGNABILITY. This Guaranty shall be binding on each of the Guarantors and its successors and permitted assigns and shall inure to the benefit of the Guaranteed Parties and their respective successors, transferees, endorsees and assigns. The Guarantors may not assign this Guaranty.

          24. NON-WAIVER. The failure of the Guaranteed Parties to exercise any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Guaranteed Parties, nor excuse the Guarantors from their obligations hereunder.

          25. TERMINATION; REINSTATEMENT. Except as otherwise provided herein, this Guaranty shall terminate upon the receipt by each of the Guaranteed Parties of evidence satisfactory to it of the payment (or prepayment) in full of the Guaranteed Obligations and any other amounts which may be owing hereunder and termination of the Lenders' Revolving Loan Commitment. At the time of such termination, the Guaranteed Parties, at the request and expense of the Guarantors, will promptly execute and deliver to the Guarantors a proper instrument or instruments acknowledging the satisfaction and termination of this Guaranty and such other documents as may be reasonably requested by Guarantors. To the maximum extent permitted by law, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Agent or any Lender in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or any other Person or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for any Guarantor or any other Person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          26. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same agreement.

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          27. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
THIS GUARANTY AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

          28. SUBMISSION TO JURISDICTION. ALL DISPUTES AMONG THE GUARANTORS AND THE LENDERS (OR THE AGENT ACTING ON THEIR BEHALF) ARISING UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT, ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST ANY OF THE GUARANTORS OR THEIR PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH OF THE GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          29. SERVICE OF PROCESS. THE GUARANTORS HEREBY IRREVOCABLY DESIGNATE CT CORPORATIONS SYSTEMS AS THE DESIGNEE, APPOINTEE AND AGENT OF THE GUARANTORS TO RECEIVE, FOR AND ON BEHALF OF THE GUARANTORS, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT FAILURE OF ANY OF THE GUARANTORS TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

          30. JURY TRIAL. THE GUARANTORS, THE AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

          31. LIMITATION OF LIABILITY. NEITHER THE AGENT NOR ANY LENDER SHALL HAVE ANY LIABILITY TO THE GUARANTORS (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY ANY OF THE GUARANTORS IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON THE AGENT OR ANY SUCH LENDER,

THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          32. MAXIMUM GUARANTEED AMOUNT. Notwithstanding any other provision of this Guaranty to the contrary, if and to extent that the obligations of a Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor's liability under this Guaranty, giving effect to the rights of subrogation, contribution, reimbursement and indemnification of such Guarantor, if any, then notwithstanding any other provision of this Guaranty to the contrary, the amount of the liability of such Guarantor shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed such maximum liability without impairing this Guaranty or the rights and remedies of any Guaranteed Party.

          33. WAIVERS, CONSENTS. Each Guarantor warrants and agrees that each of the waivers and consents set forth herein is made after consultation with legal counsel and with full knowledge of its significance and consequence, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which such Guarantor otherwise may have against Borrower, the Guaranteed Parties, or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

          34. ADDITIONAL GUARANTORS. From time to time subsequent to the date hereof, additional Subsidiaries of any Guarantor may become parties hereto as additional Guarantors (the "Additional Guarantors"), by executing a counterpart (the "Counterpart") substantially in the form of Exhibit A hereto. Upon delivery of any such Counterpart to the Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Agent not to cause any Subsidiary of Guarantors to become an Additional Guarantor hereunder. This Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

          35. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection

          IN WITNESS WHEREOF, each of the Guarantors has executed and delivered this Amended and Restated Guaranty as of the date set forth in the first paragraph hereof.

                                        GUARANTORS:

                                        MOBILE MINI I, INC.,
                                        an Arizona corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DELIVERY DESIGN SYSTEMS, INC.,
                                        an Arizona corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI, LLC,
                                        a California limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI OF OHIO, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        MOBILE MINI TEXAS LIMITED
                                        PARTNERSHIP, LLP,
                                        a Texas limited liability partnership


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                    EXHIBIT A TO
                                                   AMENDED AND RESTATED GUARANTY

                              [FORM OF COUNTERPART]

                                   COUNTERPART

          COUNTERPART (this "Counterpart"), dated _______, is delivered pursuant to Section 34 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Amended and Restated Guaranty, dated as of February 17, 2006 (as it may be from time to time amended, modified or supplemented, the "Guaranty"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), by Mobile Mini I, Inc., an Arizona corporation, Mobile Mini Holdings, Inc., a Delaware corporation, Delivery Design Systems, Inc., an Arizona corporation, Mobile Mini, LLC, a Delaware limited liability company, Mobile Mini, LLC, a California limited liability company, Mobile Mini of Ohio, LLC, a Delaware limited liability company, and Mobile Mini Texas Limited Partnership, LLP, a Texas limited liability partnership, in favor of Deutsche Bank AG, New York Branch, for itself and as agent (the "Agent"). The undersigned by executing and delivering this Counterpart hereby becomes a Guarantor under the Guaranty in accordance with Section 34 thereof and agrees to be bound by all of the terms thereof.


                                                  [NAME OF ADDITIONAL GUARANTOR]